Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2017
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

NOTE 14. Fair Value of Financial Instruments

The FASB accounting guidance requires disclosure of fair value information about financial instruments, whether or not recognized in the accompanying consolidated balance sheets. Fair value as defined by the guidance is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value estimates of financial instruments are not necessarily indicative of the amounts we might pay or receive in actual market transactions. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Effective April 1, 2008 the Company adopted and follows ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), which established a fair value hierarchy that requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instruments categorization within the hierarchy is based on the lowest level of input that is significant to the fair value measurement.

The Company’s cash, cash equivalents and forward contracts used to hedge foreign currency risk are measured at fair value in the Company’s consolidated financial statements and are valued using unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 inputs under ASC 820). The carrying amount of our accounts receivable, other accounts receivable, prepaid expenses, accounts payable and other accrued expenses reported in the consolidated balance sheets approximates fair value because of the short maturity of those instruments.

At September 30, 2017 and December 31, 2016, we did not have any material applicable nonrecurring measurements of nonfinancial assets and nonfinancial liabilities.